Prepayment for Purchase of a Property	12 Months Ended
Sep. 30, 2024
Prepayment for Purchase of a Property [Abstract]
PREPAYMENT FOR PURCHASE OF A PROPERTY

NOTE 11 — PREPAYMENT FOR PURCHASE OF A PROPERTY

On May 6, 2021, the Company entered into a real estate property purchase agreement with related party Jiangxi Yueshang Investment Co., Ltd. (“Jiangxi Yueshang”), an entity in which the Company’s chief executive officer, Mr. Gang Lai, owned 5% equity interest as of the date of that agreement. Pursuant to the property purchase agreement, Jiangxi Yueshang will sell and the Company will purchase a certain residential apartment and commercial office space totaling 2,749.30 square meters, with a total purchase price of RMB32 million (approximately $4.6 million). Pursuant to this agreement, the Company was required to make a prepayment in the amount of 50% of the total purchase price, with 20% of the total purchase price payable upon the availability of a certificate of occupancy, and 30% of the total purchase price payable upon delivery of the property.

As of September 30, 2024, the Company had made a prepayment of RMB16 million (approximately $2.3 million) to Jiangxi Yueshang. The remaining balance is expected to be paid by April 2025. Since the property is located in the urban downtown area of Ji’an City, the Company plans to use the property for offices in June 2025.